Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING
AND TERM CREDIT AGREEMENT

This Second Amendment to Second Amended and Restated Revolving and Term Credit Agreement (this “Amendment”), made as of May 15, 2014, among FORESTAR (USA) REAL ESTATE GROUP INC., a Delaware corporation (“Borrower”), the undersigned Guarantors, KEYBANK NATIONAL ASSOCIATION, a national banking association (“KeyBank”), and the other financial institutions party to the Credit Agreement as lenders (each individually a “Lender” and collectively, “Lenders”), and KEYBANK NATIONAL ASSOCIATION, as Agent for the Lenders (in such capacity, “Agent”) and Swing Line Lender.
W I T N E S S E T H:
WHEREAS, Borrower, Guarantors, Agent and certain of the Lenders previously entered into a Revolving and Term Credit Agreement dated as of December 14, 2007, as amended by that certain First Amendment to Revolving and Term Credit Agreement and Other Loan Documents dated as of March 12, 2008, that certain Second Amendment to Revolving and Term Credit Agreement dated as of July 16, 2009, as amended and restated by that certain Amended and Restated Revolving and Term Credit Agreement dated as of August 6, 2010, as amended by that certain First Amendment to Amended and Restated Revolving and Term Credit Agreement dated as of May 6, 2011, that certain Second Amendment to Amended and Restated Revolving and Term Credit Agreement dated as of September 30, 2011, as amended and restated by that certain Second Amended and Restated Revolving and Term Credit Agreement dated as of September 14, 2012, as amended by that certain First Amendment to Second Amended and Restated Revolving and Term Credit Agreement dated as of March 14, 2014 (the “Existing Credit Agreement”), pursuant to which Lenders established a revolving credit facility and a term loan facility for the benefit of Borrower (all capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Existing Credit Agreement); and
WHEREAS, Borrower has requested that certain terms of the Existing Credit Agreement be modified and amended, and also that, for reasons of administrative convenience, the Existing Credit Agreement be amended and restated in its entirety to incorporate such changes, to reflect the prepayment in full of the outstanding Term Loans as hereinafter referred to, and for other purposes, all as set forth in Annex I attached hereto; and
WHEREAS, Revolving Lenders and Agent have agreed to such modifications and amendments, and to the amendment and restatement of the Existing Credit Agreement in its entirety, all as set forth in Annex I attached hereto, subject to the terms and conditions hereinafter set forth;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree as follows:

1.Amendment and Restatement of the Existing Credit Agreement. The Existing Credit Agreement is hereby amended and restated in its entirety as set forth in Annex I and re-designated as the Third Amended and Restated Revolving Credit Agreement (the “Third Amended and Restated Credit Agreement”).
2.Continuation of Loans and Letters of Credit. All Revolving Loans and Swing Line Loans outstanding immediately prior to the effectiveness of this Amendment shall be deemed continued and shall constitute Revolving Loans and Swing Line Loans, respectively, under and as defined in the Third Amended and Restated Credit Agreement. All Letters of Credit issued and outstanding under the Existing Credit Agreement immediately prior to the effectiveness of this Amendment shall be deemed continued and shall constitute Letters of Credit under and as defined in the Third Amended and Restated Credit Agreement.
3.No Other Amendments. The execution, delivery and effectiveness of this Amendment and of the Third Amended and Restated Credit Agreement shall not, except as expressly provided or permitted herein or therein, operate as an amendment or waiver of any right, power or remedy of Agent or Lenders under the Existing Credit Agreement or any of the other Loan Documents, or constitute an amendment or waiver of any provision of the Existing Credit Agreement or any of the other Loan Documents. Neither this Amendment nor the Third Amended and Restated Credit Agreement shall constitute a course of dealing with Agent or Lenders at variance with the Existing Credit Agreement or the other Loan Documents such as to require further notice by Agent or Lenders to require strict compliance with the terms of the Existing Credit Agreement and the other Loan Documents in the future.
4.Conditions of Effectiveness. This Amendment and the Third Amended and Restated Credit Agreement shall become effective on the date (the “Effective Date”) when, and only when, Agent, on behalf of Lenders, shall have received, in form and substance satisfactory to it, the following:
(a)Counterparts of this Amendment, duly executed by Borrower, each of the Guarantors, each Revolving Lender listed as a Continuing Lender on Annex II attached hereto (each a “Continuing Lender”) and each Revolving Lender listed as a Non-Continuing Lender on Annex III attached hereto (each a “Non-Continuing Lender”);
(b)(i) Counterparts of a master assignment and assumption agreement containing terms substantially consistent with the form of Assignment and Assumption Agreement attached to the Existing Credit Agreement as Exhibit C thereto and otherwise satisfactory in form and substance to Agent (the “Master Assignment and Assumption Agreement”), duly executed by each Revolving Lender assigning all or part of its Revolving Commitment and outstanding Revolving Loans as of the Effective Date to one or more Continuing Lenders, new Revolving Lenders (each, a “New Lender”), or both; (ii) confirmation that all Revolving Loans bearing interest as LIBOR Rate Loans have been converted to Revolving Loans bearing interest as Base Rate Loans; and (iii) confirmation that the Borrower has paid to Agent, for the account of the Lenders, of any additional interest required to be paid pursuant to §4.8 as a result of converting all LIBOR Rate Loans to Base Rate Loans;

(c)Counterparts of the Third Amended and Restated Credit Agreement, duly executed by Borrower, each of the Guarantors, each of the Existing Revolving Lenders retaining any Revolving Commitment thereunder, and each new Lender acquiring any Revolving Commitment and Revolving Loans on the Effective Date;
(d)A Note, executed by Borrower, for each Continuing Lender and each new Lender that shall have requested one, provided that, if such Continuing Lender shall have received a prior Note under the Existing Credit Agreement, such Continuing Lender shall deliver to Agent such prior Note in connection with such request, which prior Note, simultaneously with the Effective Date and the delivery by Borrower to Agent, on behalf of such Continuing Lender, of the requested Note, shall be deemed cancelled, following which Agent shall deliver such prior Note to Borrower;
(e)Counterparts of all other Loan Documents required by Agent to be executed and delivered by the Loan Parties in connection with this Amendment, duly executed by each applicable Loan Party;
(f)Favorable opinions addressed to Lenders and Agent and dated as of the Effective Date, in form and substance reasonably satisfactory to Agent, from counsel of Borrower and the other Loan Parties, and counsel in such other states as may be requested by Agent, as to such matters as Agent shall reasonably request;
(g)True and correct copies of resolutions of Borrower and each other Loan Party that authorizes the execution, delivery and performance of this Amendment, the Third Amended and Restated Credit Agreement, and the other Loan Documents executed in connection herewith adopted by their respective board of directors or other governing body approving this Amendment and the transactions contemplated hereby, all of which are in full force and effect on the date hereof, each certified by its secretary, assistant secretary or other appropriate representative;
(h)A certificate, dated the Effective Date, from the secretary, assistant secretary or other appropriate representative of Borrower and the other Loan Parties, in all respects satisfactory to Agent, (i) certifying as to the incumbency of authorized persons of Borrower and the other Loan Parties executing this Amendment and the Third Amended and Restated Credit Agreement, (ii) certifying that Borrower’s and the other Loan Parties’ Organizational Documents have not been amended, supplemented or otherwise modified since September 14, 2012 or, if such Organizational Documents have been amended, supplemented or otherwise modified since September 14, 2012, attaching true, complete and correct copies of each such amendment, supplement or modification; and (iii) attaching good standing certificates issued by the Secretary of State (or analogous officer) of the jurisdiction of its incorporation, organization or formation;
(i)Evidence satisfactory to Agent that Borrower shall have issued at least $250,000,000 of its 8.50% Senior Secured Notes due 2022 as Permitted Bond Indebtedness;
(j)Confirmation of payment in full by Borrower to Agent, for the account of the Term Lenders, in immediately available funds, of the outstanding principal amount of the

Term Loans under the Existing Credit Agreement (including, but not limited to applicable additional interest, if any, pursuant to §4.8 of the Credit Agreement);
(k)Confirmation of payment in full by Borrower to Agent, for the account of the Revolving Lenders holding any Revolving Commitment, Revolving Loan or participation in any Letter of Credit immediately prior to the Effective Date (each, an “Existing Revolving Lender”), whether a Continuing Lender or a Non-Continuing Lender, in immediately available funds, of all accrued and unpaid interest on the Revolving Loans outstanding immediately prior to the Effective Date (the “Existing Revolving Loans”), and all accrued and unpaid Facility Fees, all Letter of Credit Fees and other accrued and unpaid fees in respect of the Existing Revolving Loans or outstanding Letters of Credit, in each case to but not including the Effective Date;
(l)Confirmation of payment in full by Borrower to Agent, for the account of the Swing Line Lender holding any Swing Line Loans or (as the case may be) the Agent with respect to Letters of Credit issued and outstanding under the Existing Credit Agreement immediately prior to the Effective Date, in immediately available funds, of all accrued and unpaid interest on the Swing Line Loans outstanding immediately prior to Effective Date, all accrued and unpaid Letter of Credit Fees with respect to such Letters of Credit, and all other accrued and unpaid fees in respect of the existing Swing Line Loans and Letters of Credit, in each case to but not including the Effective Date;
(m)    Confirmation of payment in full by Borrower to Agent, in immediately available funds, of all fees required to be paid to Agent (whether for its own account or for the account of the Lenders under the Third Amended and Restated Credit Agreement, whether they be a Continuing Lender or a New Lender) immediately after giving effect to this Amendment and the Third Amended and Restated Credit Agreement in connection with this Amendment and the Third Amended and Restated Credit Agreement, as required by the Agreement Regarding Fees dated March 7, 2014 among KeyBank, KeyBanc Capital Markets, Inc. and Borrower, and (without duplication of any other clause in this Section 4) under the existing Agreement Regarding Fees, dated as of September 12, 2012, all such fees such fee being fully earned and non-refundable when paid;
(n)    Evidence of release by Synovus Bank to Borrower of all cash collateral held by it as security for reimbursement obligations in connection with the Synovus letter of credit described on Schedule 1 attached hereto, issued outside of the Existing Credit Agreement;
(o)    Confirmation of payment in full by Borrower to Synovus Bank, in immediately available funds, of all fees required to be paid to Synovus Bank with respect to the Synovus letter of credit described on Schedule 1 attached hereto;
(p)    The representations and warranties made pursuant to Section 5 of this Amendment shall be true and correct as of the Effective Date; and
(q)    Confirmation of payment by Borrower, in immediately available funds, of all reasonable and documented costs and expenses incurred by Agent in connection with the execution and delivery of this Amendment, the Third Amended and Restated Credit Agreement and

the other Loan Documents, together with reasonable and documented fees and actually incurred expenses of Agent’s counsel with respect to this Amendment and other post-closing matters, in each case to the extent invoiced at least one (1) Business Day prior to the date hereof.
5.    Representations and Warranties. Each of the Loan Parties represents and warrants as follows:
(a)    The execution, delivery and performance by Borrower and each Guarantor of this Amendment and the Third Amended and Restated Credit Agreement are within each such party’s legal powers, have been duly authorized by all necessary shareholder, partner or member action and do not contravene (i) Borrower’s or any such Guarantor’s Organizational Documents, respectively, or (ii) any law or contractual restriction binding on or affecting such Person;
(b)    No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body, except for those already obtained or made and the filing of Security Documents delivered in connection herewith in the appropriate records office with respect thereto, is required for the due execution, delivery and performance by Borrower or any Guarantor of this Amendment or the Third Amended and Restated Credit Agreement;
(c)    This Amendment, the Third Amended and Restated Credit Agreement and each of the other Loan Documents constitutes the legal, valid and binding obligations of each such party, enforceable against such Person in accordance with their respective terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditor’s rights generally and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefore may be brought;
(d)    No injunction or temporary restraining order has been issued, and no legal action is pending or has been overtly threatened in writing against any of the Loan Parties or their respective Subsidiaries, which would reasonably be expected to have a Material Adverse Effect;
(e)    There has occurred no material adverse change in the business, assets, operations or financial condition of Forestar Group and any of its Subsidiaries, taken as a whole, since December 31, 2013;
(f)    All of the representations and warranties of the Loan Parties in the Loan Documents (including the Third Amended and Restated Credit Agreement) are true and correct in all material respects as of the date hereof (or if such representations and warranties by their terms relate solely to an earlier date, then as of such earlier date);
(g)    No Default or Event of Default, under and as defined in the Existing Credit Agreement or the Third Amended and Restated Credit Agreement, is existing and none would result, in each case upon this Amendment becoming effective and after giving effect thereto; and

(h)    The Timber Purchase Agreement has been terminated by TIN, Inc. in accordance with its terms and the terms of the Existing Credit Agreement and the Collateral Assignment of Timber Purchase Agreement, and has not been replaced.
6.    Non-Continuing Lenders. Each Non-Continuing Lender, by its execution of this Amendment as a Non-Continuing Lender, shall be deemed, as of the Effective Date and thereafter, (i) to have a Revolving Commitment of $0 under the Existing Credit Agreement and not to be a Lender under the Existing Credit Agreement and (ii) not to be a Lender under the Third Amended and Restated Credit Agreement.
7.    Reaffirmation of Guaranty and Security Documents. By execution of this Amendment, each Guarantor reaffirms and restates its guaranty of the Obligations pursuant to the Guaranty Agreement and agrees that its obligations thereunder are not released, diminished, impaired or reduced or otherwise adversely affected by this Amendment. Each Loan Party reaffirms and admits the validity and enforceability of each Security Document to which it is a party and all of its obligations thereunder and agrees and admits that (a) it has no defense to any such obligation (as of the Effective Date) and (b) it shall not exercise any setoff or offset to any such obligation.
8.    Effectiveness of this Amendment and the Third Amended and Restated Credit Agreement; No Novation. All obligations and rights of the Loan Parties, Agent and Lenders relating to the period commencing on the Effective Date shall be governed by the terms and provisions of this Amendment and the Third Amended and Restated Credit Agreement; the obligations and rights of the Loan Parties, Agent and Lenders relating to the period prior to the Effective Date shall continue to be governed by the Existing Credit Agreement without giving effect to this Amendment or the Third Amended and Restated Credit Agreement. The “Obligations” under the Existing Credit Agreement are in all respects continuing with only the terms thereof being modified as provided in this Amendment and the Third Amended and Restated Credit Agreement, and the Liens as granted under the Security Documents (as the same may be amended in connection with this Amendment) securing payment of such “Obligations” are in all respects continuing and in full force and effect and secure the payment of the Obligations defined herein and are fully ratified and affirmed. None of this Amendment, the Third Amended and Restated Credit Agreement or any document, note, agreement or other Loan Document executed or delivered in connection herewith, shall constitute a novation or termination of the Loan Parties’ obligations under the Existing Credit Agreement (including, without limitation, the obligations of the Guarantors under §34 of the Existing Credit Agreement) or any document, note, agreement or other Loan Document executed or delivered in connection therewith, but shall constitute an amendment or an amendment and restatement, as applicable, of the obligations and covenants of the Loan Parties under the Existing Credit Agreement and such documents, notes, agreements and other Loan Documents executed or delivered in connection therewith, and the Loan Parties hereby reaffirm all such obligations and covenants, as amended or amended and restated, as applicable, by the Third Amended and Restated Credit Agreement or any document, note, agreement or other Loan Document executed or delivered in connection herewith.
9.    Reference to and Effect on the Loan Documents. On and after the Effective Date, each reference in the Credit Agreement to this “Credit Agreement”, “this Agreement,” “hereunder,”

“hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Third Amended and Restated Credit Agreement, as amended, modified, supplemented, extended, renewed, restated or replaced from time to time in accordance with its terms.
10.    Costs, Expenses and Taxes. Borrower agrees to pay on demand all reasonable and documented out-of-pocket expenses of Agent actually incurred in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable and documented fees and out-of-pocket expenses of Agent’s counsel with respect thereto and with respect to advising Agent as to its rights and responsibilities hereunder and thereunder.
11.    Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.
12.    Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes.
13.    Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.
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IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first set forth above.

BORROWER: FORESTAR (USA) REAL ESTATE GROUP INC., a Delaware corporation

By:	/s/ Christopher L. Nines
Name:	Christopher L. Nines
Its:	Chief Financial Officer

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Second Amendment to Forestar Second A&R Credit Agreement

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GUARANTORS: FORESTAR GROUP INC., a Delaware corporation

By:	/s/ Christopher L. Nines
Name:	Christopher L. Nines
Title:	Chief Financial Officer

FORESTAR MINERALS LP, a Delaware limited partnership By: Forestar Minerals GP, LLC, general partner

FORESTAR OIL & GAS LLC, a Delaware limited liability company

FORESTAR REALTY INC., a Delaware corporation

FORESTAR HOTEL HOLDING COMPANY INC., a Nevada corporation

CAPITOL OF TEXAS INSURANCE GROUP INC., a Delaware corporation

By:	/s/ Christopher L. Nines
Name:	Christopher L. Nines
Title:	Chief Financial Officer

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GUARANTORS (CONT’D)
FORESTAR CAPITAL INC., a Delaware corporation

FORESTAR MINERALS GP LLC, a Delaware limited liability company

JOHNSTOWN FARMS, LLC, a Delaware limited liability company

SAN JACINTO I LLC, a Texas limited liability company

SUSTAINABLE WATER RESOURCES LLC, a Texas limited liability company

SWR HOLDINGS LLC, a Delaware limited liability company

STONEY CREEK PROPERTIES LLC, a Delaware limited liability company

FORCO REAL ESTATE INC., a Delaware corporation

FORESTAR PETROLEUM CORPORATION, a Delaware corporation

SECO ENERGY CORPORATION, a Nevada corporation

UNITED OIL CORPORATION, an Oklahoma corporation

By:	/s/ Christopher L. Nines
Name:	Christopher L. Nines
Title:	Chief Financial Officer

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Second Amendment to Forestar Second A&R Credit Agreement

FORESTAR MINERALS HOLDINGS LLC, a Delaware limited liability company

By:	/s/ Michael Quinley
Name:	Michael Quinley
Title:	President

HARBOR LAKES CLUB MANAGEMENT LLC, a Texas limited liability company
By: Harbor Lakes Golf Club LLC, sole member

By:	/s/ David M. Grimm
Name:	David M. Grimm
Title:	Vice President

HARBOR LAKES GOLF CLUB LLC, a Delaware limited liability company

By:	/s/ David M. Grimm
Name:	David M. Grimm
Title:	Vice President

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Second Amendment to Forestar Second A&R Credit Agreement

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KEYBANK NATIONAL ASSOCIATION, as a Lender, as Swing Line Lender, and as Agent

By:	/s/ Nathan Weyer
Name:	Nathan Weyer
Title:	Vice President

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Second Amendment to Forestar Second A&R Credit Agreement

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The undersigned Continuing Lender hereby consents to the within and foregoing Second Amendment to Second Amended and Restated Revolving and Term Credit Agreement.

AgFIRST FARM CREDIT BANK, as a lender

By:	/s/ Matthew H. Jeffords
Name:	Matthew H. Jeffords
Title:	Vice President

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Second Amendment to Forestar Second A&R Credit Agreement

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Revolving and Term Credit Agreement continued]

The undersigned Continuing Lender hereby consents to the within and foregoing Second Amendment to Second Amended and Restated Revolving and Term Credit Agreement.

NORTHWEST FARM CREDIT SERVICES, PCA, as a lender

By:	/s/ Candy Boswell
Name:	Candy Boswell
Title:	Vice President

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Second Amendment to Forestar Second A&R Credit Agreement

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Revolving and Term Credit Agreement continued]

The undersigned Continuing Lender hereby consents to the within and foregoing Second Amendment to Second Amended and Restated Revolving and Term Credit Agreement.

AMEGY BANK NATIONAL ASSOCIATION, as a lender

By:	/s/ Jennifer Wilkinson
Name:	Jennifer Wilkinson
Title:	Senior Vice President

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Second Amendment to Forestar Second A&R Credit Agreement

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Revolving and Term Credit Agreement continued]

The undersigned Continuing Lender hereby consents to the within and foregoing Second Amendment to Second Amended and Restated Revolving and Term Credit Agreement.

CAPITAL ONE N.A., as a lender

By:	/s/ Michael B. Perrine
Name:	Michael B. Perrine
Title:	Commercial Banking President - Austin

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Second Amendment to Forestar Second A&R Credit Agreement

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Revolving and Term Credit Agreement continued]

The undersigned Continuing Lender hereby consents to the within and foregoing Second Amendment to Second Amended and Restated Revolving and Term Credit Agreement.

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, as a lender

By:	/s/ Mike McConnell
Name:	Mike McConnell
Title:	SVP

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Second Amendment to Forestar Second A&R Credit Agreement

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Revolving and Term Credit Agreement continued]

The undersigned Continuing Lender hereby consents to the within and foregoing Second Amendment to Second Amended and Restated Revolving and Term Credit Agreement.

GOLDMAN SACHS BANK USA, as a lender

By:	/s/ Mark Walton
Name:	Mark Walton
Title:	Authorized Signatory

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Second Amendment to Forestar Second A&R Credit Agreement

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Revolving and Term Credit Agreement continued]

The undersigned Continuing Lender hereby consents to the within and foregoing Second Amendment to Second Amended and Restated Revolving and Term Credit Agreement.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as a lender

By:	/s/ Joe Carroll
Name:	Joe Carroll
Title:	SVP

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Second Amendment to Forestar Second A&R Credit Agreement

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Revolving and Term Credit Agreement continued]

The undersigned Continuing Lender hereby consents to the within and foregoing Second Amendment to Second Amended and Restated Revolving and Term Credit Agreement.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a lender

By:	/s/ Andrew Lucas
Name:	Andrew Lucas
Title:	Vice President

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Second Amendment to Forestar Second A&R Credit Agreement

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Revolving and Term Credit Agreement continued]

The undersigned Continuing Lender hereby consents to the within and foregoing Second Amendment to Second Amended and Restated Revolving and Term Credit Agreement.

SYNOVUS BANK, as a lender

By:	/s/ David W. Bowman
Name:	David W. Bowman
Title:	Senior Vice President

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Second Amendment to Forestar Second A&R Credit Agreement

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Revolving and Term Credit Agreement continued]

The undersigned Continuing Lender hereby consents to the within and foregoing Second Amendment to Second Amended and Restated Revolving and Term Credit Agreement.

UNITED FCS, PCA, d/b/a FCS COMMERCIAL FINANCE GROUP, as a lender

By:	/s/ Lisa Caswell
Name:	Lisa Caswell
Title:	Vice President

Second Amendment to Forestar Second A&R Credit Agreement

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Revolving and Term Credit Agreement continued]

The undersigned Continuing Lender hereby consents to the within and foregoing Second Amendment to Second Amended and Restated Revolving and Term Credit Agreement.

CADENCE BANK, N.A.as a lender

By:	/s/ Melinda N. Jackson
Name:	Melinda N. Jackson
Title:	Senior vice President

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Second Amendment to Forestar Second A&R Credit Agreement